UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023

OneSpaWorld Holdings Limited

(Exact Name of Registrant as Specified in Charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harry B. Sands, Lobosky Management Co. Ltd. Office Number 2 Pineapple Business Park Airport Industrial Business Park 11 P.O. Box N-624 Nassau Island of New Providence, Commonwealth of The Bahamas	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(242) 322-2670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, par value $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

On March 13, 2023, OneSpaWorld Holdings Limited (the “Company”) entered into Warrant Exchange Agreements (the “Exchange Agreements”) with certain holders (the “Public Warrant Holders”) of the Company’s public warrants (the “Public Warrants”), pursuant to which the Public Warrant Holders agreed to exchange an aggregate of 9,917,150 Public Warrants for common shares of the Company, par value $0.0001 per share (the “Common Shares”).

Pursuant to the terms of the Exchange Agreements, Public Warrant Holders will receive, for each Public Warrant exchanged, a number of Common Shares equal to the quotient of the warrant price of $1.912 divided by the common share price of $10.74 or an initial exchange ratio of 0.178, with the maximum exchange ratio at the completion of the 30-day VWAP period being no greater than 0.220.

The closing of the exchange of the Public Warrants for Common Shares is expected to occur on April 25, 2023, and is subject to customary closing conditions.

The above summary of the Exchange Agreements does not purport to be complete and is qualified in its entirety to the full text of the form of Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth above under Item 1.01 are incorporated herein by reference. The issuance by the Company of the shares of Common Stock in exchange for the surrender and cancellation of the Public Warrants is being made in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On March 13, 2023, the Company issued a press release announcing the above referenced transactions. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financing Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Warrant Exchange Agreement

99.1	Press Release dated March 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2023

By:	/s/ Stephen B. Lazarus
Name:	Stephen B. Lazarus
Title:	Chief Financial Officer and Chief Operating Officer

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